UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21832
Eaton Vance Tax-Managed Diversified Equity Income Fund
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
October 31
Date of Fiscal Year End
October 31, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report October 31, 2010

WALL ST

# EATON VANCE TAX-MANAGED DIVERSIFIED EQUITY INCOME FUND

eaton vance tax managed diversified equity income fund

IMPORTANT NOTICES

Managed Distribution Plan. On March 10, 2009, the Fund received authorization from the Securities and Exchange Commission to distribute long-term capital gains to shareholders more frequently than once per year. In this connection, the Board of Trustees formally approved the implementation of a Managed Distribution Plan (MDP) to make quarterly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund intends to pay quarterly cash distributions equal to $0.2895 per share. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees.

With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information required by the Fund’s exemptive order. The Fund’s Board of Trustees may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. The Fund may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action or that such purchases would reduce the discount.

Please refer to the inside back cover of this report for an important notice about the privacy policies adopted by the Eaton Vance organization.

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Walter A. Row, CFA
Co-Portfolio Manager

Michael A. Allison, CFA
Co-Portfolio Manager
•	In a year characterized by dramatic starts and stops, global equity markets posted solid gains for the year ending October 31, 2010. Following a positive start to the year, investor concerns — including European sovereign risk contagion, credit tightening in China and the impact of the Gulf of Mexico oil spill — blunted global markets’ progress during the April-June period as many investors reduced their exposure to risk-sensitive assets and returned to the sidelines. European and U.S. markets suffered the worst during this period. Asia-Pacific markets fared somewhat better, and emerging markets as a whole outperformed developed markets but still recorded losses.
•	The July-September period brought yet another change of direction, however, as global stocks rebounded on strengthening economic data and attractive valuations. Despite ongoing macro concerns worldwide, many economies began to show signs of growth: U.S. corporate business fundamentals made some positive advancements, the sovereign debt situation in southern Europe showed improvement, and the euro and other currencies strengthened versus the U.S. dollar. By September and October, investors worldwide seemed to have grown more comfortable with risk tolerance, and equities began to establish some traction to the upside.
•	For the year ending October 31, 2010, the MSCI World Index had a return of 12.74%, the MSCI Europe, Australasia, Far East (MSCI EAFE) Index advanced 8.36%, the MSCI All-Country Asia-Pacific Index returned 13.66%, the S&P 500 Index was up 16.52% and the MSCI Emerging Markets Index gained 23.56%.
Management Discussion
•	The Fund is a closed-end fund and trades on the New York Stock Exchange (NYSE) under the symbol “ETY.” At net asset value (NAV), the Fund underperformed the S&P 500 Index, the CBOE S&P 500 BuyWrite Index (BXM) and its Lipper peer group average for the year ending October 31, 2010.[1] As of October 31, 2010, the Fund was trading at a discount to NAV of 4.83%.
•	The Fund’s underlying portfolio of common stocks underperformed a blended index consisting of an 80% weighting in the S&P 500 Index and a 20% weighting in the FTSE Eurotop 100 Index (reflecting the Fund’s composition) at NAV for the period. Stock selection was the primary reason for the underperformance, with oil industry holdings in the energy sector detracting the most from performance. Fund positions in consumer discretionary and consumer staples also underperformed on a relative basis, most notably in specialty retail, media and household products. The financials and utilities sectors also detracted from returns.

Total Return Performance 10/31/09 – 10/31/10
NYSE Symbol	ETY

At Net Asset Value (NAV)	9.26%
At Market Price	6.82%

S&P 500 Index[1]	16.52%
CBOE S&P 500 BuyWrite Index (BXM)[1]	10.19%
FTSE Eurotop 100 Index[1]	7.04%
Lipper Options Arbitrage/Options Strategies Funds Average[1]	15.30%

Premium/(Discount) to NAV (10/31/10)	(4.83)%
Total Distributions per share	$1.679
Distribution Rate[2] At NAV	13.29%
At Market Price	13.96%
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The return for the FTSE Eurotop 100 Index is calculated in U.S. dollars. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	On the positive side, stock selection in the telecommunication services sector added to relative performance — namely, underexposure to poor-performing European diversified telecom stocks. Also making positive contributions to returns were Fund overweights in the outperforming metals & mining, machinery, and internet and catalog retail industries.

•	Under normal market conditions, the Fund seeks to earn high levels of tax-advantaged income and gains by emphasizing dividend-paying stocks and by writing (selling) stock index call options on a portion of its underlying common stock portfolio. As of October 31, 2010, the Fund had written call options on approximately 50% of its equity holdings.

•	The Fund’s strategy of writing call options on a portion of its common stock portfolio generates current cash flow from the options premiums received. However, in an up market such as we saw during the year, this income comes at the cost of reducing the portfolio’s upside potential from stock price appreciation. Although the Fund’s options strategy lowered volatility during the period, it detracted from overall relative performance given the equity market’s strong advances.
•	On December 14, 2010, the Fund announced a change in its distribution rate. The Fund’s portfolio management team reviews the level and sustainability of the Fund’s distributions periodically. Before deciding to decrease the amount of the Fund’s distribution to $0.2895 per share, the team considered several factors including the current market outlook and volatility environment, the dividend yield of the underlying equity portfolio and the level of other income yielding assets in the marketplace. The portfolio management team believes a reduction in the Fund’s distributions will help strike a greater balance in total return, including both distributions and the opportunity for capital appreciation. As portfolio and market conditions change, the rate of distributions paid by the Fund could be further changed.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2010
FUND PERFORMANCE
Performance

NYSE Symbol:	ETY

Average Annual Total Returns (at market price, NYSE)

One Year	6.82%
Life of Fund (11/30/06)	-0.02

Average Annual Total Returns (at net asset value)

One Year	9.26%
Life of Fund (11/30/06)	1.25
Country Allocation1
By total investments
Fund Composition
     Top 10 Holdings2

By total investments

Apple, Inc.	3.2%
Nestle SA	2.0
JPMorgan Chase & Co.	1.9
Goldcorp, Inc.	1.9
General Electric Co.	1.8
Google, Inc., Class A	1.8
Vodafone Group PLC	1.8
PepsiCo, Inc.	1.7
Exxon Mobil Corp.	1.7
Cisco Systems, Inc.	1.6
     Sector Weightings3
     By total investments

[1]	As a percentage of the Fund’s total investments as of 10/31/10.

[2]	Top 10 Holdings represented 19.4% of the Fund’s total investments as of 10/31/10. Top 10 Holdings do not reflect the Fund’s written option positions at 10/31/10.

[3]	As a percentage of the Fund’s total investments as of 10/31/10. Sector Weightings do not reflect the Fund’s written option positions at 10/31/10.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 99.3%

Security	Shares	Value

Aerospace & Defense — 1.3%

General Dynamics Corp.	242,575	$16,524,209
Lockheed Martin Corp.	116,861	8,331,021

		$24,855,230

Air Freight & Logistics — 0.6%

FedEx Corp.	127,742	$11,205,528

		$11,205,528

Automobiles — 0.2%

Bayerische Motoren Werke AG	64,364	$4,613,095

		$4,613,095

Beverages — 3.3%

Anheuser-Busch InBev NV	81,670	$5,129,168
Coca-Cola Co. (The)	287,455	17,626,741
Diageo PLC	368,543	6,798,734
PepsiCo, Inc.	490,885	32,054,790

		$61,609,433

Biotechnology — 1.1%

Amgen, Inc.(1)	225,332	$12,886,737
Celgene Corp.(1)	110,323	6,847,749

		$19,734,486

Capital Markets — 3.4%

Credit Suisse Group AG	107,005	$4,429,857
Deutsche Bank AG	121,820	7,017,512
Goldman Sachs Group, Inc. (The)	146,549	23,587,062
Northern Trust Corp.	217,208	10,780,033
State Street Corp.	286,832	11,978,104
UBS AG(1)	368,882	6,266,393

		$64,058,961

Commercial Banks — 5.6%

Banco Santander Central Hispano SA	429,475	$5,512,538
Barclays PLC	1,129,282	4,962,563
BNP Paribas	65,613	4,799,293
Danske Bank A/S(1)	156,750	4,163,865
DnB NOR ASA	428,471	5,885,634
HSBC Holdings PLC	1,585,095	16,497,100
Intesa Sanpaolo SpA	1,733,277	6,096,180
Itau Unibanco Holding SA ADR	476,155	11,694,367
KeyCorp	1,123,377	9,200,458
PNC Financial Services Group, Inc.	140,973	7,598,445
State Bank of India GDR	1,000	138,000
U.S. Bancorp	332,276	8,034,434
Wells Fargo & Co.	775,220	20,217,737

		$104,800,614

Commercial Services & Supplies — 0.8%

Waste Management, Inc.	432,802	$15,459,687

		$15,459,687

Communications Equipment — 2.7%

Cisco Systems, Inc.(1)	1,322,275	$30,187,538
Nokia Oyj ADR	285,578	3,049,973
QUALCOMM, Inc.	269,409	12,158,428
Telefonaktiebolaget LM Ericsson, Class B	377,635	4,153,075

		$49,549,014

Computers & Peripherals — 4.7%

Apple, Inc.(1)	198,910	$59,846,052
International Business Machines Corp.	188,505	27,069,318

		$86,915,370

Consumer Finance — 0.6%

American Express Co.	251,154	$10,412,845

		$10,412,845

Diversified Financial Services — 3.1%

Bank of America Corp.	1,238,654	$14,170,202
Citigroup, Inc.(1)	1,674,600	6,983,082
JPMorgan Chase & Co.	949,694	35,736,985

		$56,890,269

Diversified Telecommunication Services — 1.6%

AT&T, Inc.	462,822	$13,190,427
France Telecom SA	208,988	5,014,274
Koninklijke KPN NV	232,552	3,883,897
Verizon Communications, Inc.	226,883	7,366,891

		$29,455,489

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Electric Utilities — 1.9%

American Electric Power Co., Inc.	373,824	$13,995,971
E.ON AG	537,135	16,812,477
Iberdrola SA	512,650	4,331,276

		$35,139,724

Electrical Equipment — 1.2%

ABB, Ltd.(1)	266,125	$5,512,434
Emerson Electric Co.	293,203	16,096,845

		$21,609,279

Electronic Equipment, Instruments & Components — 1.0%

Corning, Inc.	1,039,966	$19,010,579

		$19,010,579

Energy Equipment & Services — 1.6%

Halliburton Co.	403,543	$12,856,880
Schlumberger, Ltd.	234,891	16,416,532

		$29,273,412

Food & Staples Retailing — 2.2%

Carrefour SA	85,450	$4,626,543
CVS Caremark Corp.	347,693	10,472,513
Tesco PLC	629,574	4,308,566
Wal-Mart Stores, Inc.	397,453	21,530,029

		$40,937,651

Food Products — 2.9%

Danone	63,455	$4,023,382
Kellogg Co.	148,435	7,460,343
Nestle SA	691,185	37,859,286
Unilever NV	158,607	4,710,159

		$54,053,170

Health Care Equipment & Supplies — 1.3%

Covidien PLC	381,920	$15,227,151
Varian Medical Systems, Inc.(1)	141,992	8,976,734

		$24,203,885

Health Care Providers & Services — 1.8%

AmerisourceBergen Corp.	390,007	$12,800,030
Cardinal Health, Inc.	166,519	5,776,544
Fresenius Medical Care AG & Co. KGaA ADR	227,329	14,467,217

		$33,043,791

Hotels, Restaurants & Leisure — 1.6%

Carnival Corp.	261,820	$11,302,769
McDonald’s Corp.	244,136	18,986,457

		$30,289,226

Household Products — 1.6%

Procter & Gamble Co.	384,350	$24,433,130
Reckitt Benckiser Group PLC	96,161	5,372,369

		$29,805,499

Industrial Conglomerates — 2.8%

General Electric Co.	2,162,740	$34,647,095
Philips Electronics NV	175,039	5,339,094
Siemens AG	104,342	11,906,963

		$51,893,152

Insurance — 3.1%

Allianz SE	35,639	$4,462,968
Berkshire Hathaway, Inc., Class B(1)	102,062	8,120,053
Lincoln National Corp.	341,755	8,366,162
MetLife, Inc.	294,880	11,892,511
Prudential Financial, Inc.	235,505	12,382,853
Prudential PLC	698,928	7,068,976
Zurich Financial Services AG	24,762	6,059,688

		$58,353,211

Internet & Catalog Retail — 1.1%

Amazon.com, Inc.(1)	129,465	$21,379,850

		$21,379,850

Internet Software & Services — 2.3%

Akamai Technologies, Inc.(1)	165,881	$8,571,071
Google, Inc., Class A(1)	56,386	34,564,054

		$43,135,125

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

IT Services — 1.4%

Accenture PLC, Class A	162,986	$7,287,104
MasterCard, Inc., Class A	76,889	18,457,973

		$25,745,077

Machinery — 1.7%

Danaher Corp.	353,188	$15,314,232
Deere & Co.	207,679	15,949,747

		$31,263,979

Media — 1.7%

Comcast Corp., Class A	787,808	$16,213,088
Vivendi SA	218,501	6,243,667
Walt Disney Co. (The)	264,628	9,555,717

		$32,012,472

Metals & Mining — 3.8%

ArcelorMittal	79,303	$2,566,116
BHP Billiton, Ltd. ADR	290,376	23,982,154
Freeport-McMoRan Copper & Gold, Inc.	55,108	5,217,625
Goldcorp, Inc.	788,552	35,161,534
United States Steel Corp.	104,335	4,464,495

		$71,391,924

Multi-Utilities — 2.5%

PG&E Corp.	306,831	$14,672,658
Public Service Enterprise Group, Inc.	569,097	18,410,288
RWE AG	61,746	4,424,701
Sempra Energy	161,321	8,627,447

		$46,135,094

Multiline Retail — 0.4%

Target Corp.	150,078	$7,795,051

		$7,795,051

Office Electronics — 0.4%

Xerox Corp.	652,385	$7,632,905

		$7,632,905

Oil, Gas & Consumable Fuels — 10.3%

Apache Corp.	194,613	$19,659,805
BG Group PLC	200,042	3,894,045
BP PLC	1,116,297	7,587,660
Chevron Corp.	221,617	18,307,780
ConocoPhillips	285,722	16,971,887
Exxon Mobil Corp.	468,346	31,130,959
Hess Corp.	338,213	21,317,565
Occidental Petroleum Corp.	199,235	15,665,848
Peabody Energy Corp.	243,942	12,904,532
Royal Dutch Shell PLC, Class B	462,755	14,808,912
Southwestern Energy Co.(1)	340,061	11,511,065
Statoil ASA	385,863	8,427,958
Total SA	172,451	9,387,183

		$191,575,199

Pharmaceuticals — 8.0%

Abbott Laboratories	329,408	$16,905,219
AstraZeneca PLC	131,580	6,618,721
Bayer AG	61,676	4,600,226
Bristol-Myers Squibb Co.	517,652	13,924,839
GlaxoSmithKline PLC	576,389	11,255,455
Johnson & Johnson	349,508	22,253,174
Merck & Co., Inc.	526,565	19,103,778
Novartis AG	196,909	11,409,438
Novo Nordisk A/S, Class B	51,034	5,358,663
Pfizer, Inc.	1,156,656	20,125,814
Sanofi-Aventis	89,793	6,291,039
Teva Pharmaceutical Industries, Ltd. ADR	200,109	10,385,657

		$148,232,023

Real Estate Investment Trusts (REITs) — 0.9%

AvalonBay Communities, Inc.	74,082	$7,875,657
Boston Properties, Inc.	94,121	8,112,289

		$15,987,946

Road & Rail — 0.8%

CSX Corp.	229,308	$14,090,977

		$14,090,977

Semiconductors & Semiconductor Equipment — 0.6%

Intel Corp.	615,126	$12,345,579

		$12,345,579

Software — 3.2%

Microsoft Corp.	1,066,019	$28,398,746
Oracle Corp.	746,735	21,954,009

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Software (continued)

salesforce.com, inc.(1)	35,605	$4,132,673
SAP AG	109,938	5,727,644

		$60,213,072

Specialty Retail — 2.7%

Best Buy Co., Inc.	352,068	$15,131,883
Hennes & Mauritz AB	285,579	10,058,347
Home Depot, Inc.	503,417	15,545,517
TJX Companies, Inc. (The)	196,406	9,013,071

		$49,748,818

Textiles, Apparel & Luxury Goods — 1.5%

LVMH Moet Hennessy Louis Vuitton SA	58,445	$9,169,547
NIKE, Inc., Class B	242,421	19,742,766

		$28,912,313

Tobacco — 1.4%

British American Tobacco PLC	120,651	$4,596,356
Imperial Tobacco Group PLC	129,658	4,152,576
Philip Morris International, Inc.	304,921	17,837,879

		$26,586,811

Wireless Telecommunication Services — 2.6%

American Tower Corp., Class A(1)	198,599	$10,249,695
Rogers Communications, Inc., Class B	146,956	5,356,546
Vodafone Group PLC	12,011,062	32,833,472

		$48,439,713

Total Common Stocks
(identified cost $1,695,761,962)		$1,849,796,528

Short-Term Investments — 1.3%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(2)(3)	$23,988	$23,987,870

Total Short-Term Investments
(identified cost $23,987,870)		$23,987,870

Total Investments — 100.6%
(identified cost $1,719,749,832)		$1,873,784,398

Call Options Written — (1.1)%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	1,720	$1,160	11/20/10	$(6,045,800)
S&P 500 Index	6,125	1,180	11/20/10	(13,781,250)

Total Call Options Written (premiums received $19,474,633)				$(19,827,050)

Other Assets, Less Liabilities — 0.5%				$7,943,530

Net Assets — 100.0%				$1,861,900,878

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2010.

(3)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended October 31, 2010 was $38,006 and $0, respectively.

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

United States	71.5%	$1,332,286,309
United Kingdom	7.0	130,755,505
Germany	4.0	74,032,803
Switzerland	3.8	71,537,096
France	2.7	49,554,928
Canada	2.2	40,518,080
Netherlands	1.6	30,349,682
Australia	1.3	23,982,154
Ireland	1.2	22,514,255
Norway	0.8	14,313,592
Sweden	0.8	14,211,422
Brazil	0.6	11,694,367
Panama	0.6	11,302,769
Israel	0.6	10,385,657
Spain	0.5	9,843,814
Denmark	0.5	9,522,528
Italy	0.3	6,096,180
Belgium	0.3	5,129,168
Finland	0.2	3,049,973
Luxembourg	0.1	2,566,116
India	0.0	138,000

Total Investments	100.6%	$1,873,784,398

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $1,695,761,962)	$1,849,796,528
Affiliated investment, at value (identified cost, $23,987,870)	23,987,870
Foreign currency, at value (identified cost, $1,661,138)	1,667,653
Dividends receivable	1,936,750
Interest receivable from affiliated investment	3,105
Receivable for investments sold	4,759,167
Tax reclaims receivable	2,858,862

Total assets	$1,885,009,935

Liabilities

Written options outstanding, at value (premiums received, $19,474,633)	$19,827,050
Payable for investments purchased	1,287,099
Payable to affiliates:
Investment adviser fee	1,564,406
Trustees’ fees	4,208
Accrued expenses	426,294

Total liabilities	$23,109,057

Net Assets	$1,861,900,878

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 152,472,416 shares issued and outstanding	$1,524,724
Additional paid-in capital	2,152,928,319
Accumulated net realized loss	(446,560,581)
Accumulated undistributed net investment income	8,655
Net unrealized appreciation	153,999,761

Net Assets	$1,861,900,878

Net Asset Value

($1,861,900,878 ÷ 152,472,416 common shares issued and outstanding)	$12.21

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Dividends (net of foreign taxes, $1,603,190)	$41,051,406
Interest income allocated from affiliated investments	57,740
Expenses allocated from affiliated investments	(19,734)

Total investment income	$41,089,412

Expenses

Investment adviser fee	$18,787,314
Trustees’ fees and expenses	50,500
Custodian fee	565,565
Transfer and dividend disbursing agent fees	17,981
Legal and accounting services	91,738
Printing and postage	463,672
Miscellaneous	183,164

Total expenses	$20,159,934

Deduct —
Reduction of custodian fee	$141

Total expense reductions	$141

Net expenses	$20,159,793

Net investment income	$20,929,619

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(28,235,346)
Investment transactions allocated from affiliated investments	3,485
Written options	(6,335,813)
Foreign currency transactions	(198,655)

Net realized loss	$(34,766,329)

Change in unrealized appreciation (depreciation) —
Investments	$197,063,083
Written options	(18,848,915)
Foreign currency	112,905

Net change in unrealized appreciation (depreciation)	$178,327,073

Net realized and unrealized gain	$143,560,744

Net increase in net assets from operations	$164,490,363

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$20,929,619	$27,911,994
Net realized loss from investment transactions, written options and foreign currency transactions	(34,766,329)	(307,386,787)
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	178,327,073	536,155,447

Net increase in net assets from operations	$164,490,363	$256,680,654

Distributions to shareholders —
From net investment income	$(20,659,110)	$(27,927,610)
Tax return of capital	(233,024,660)	(249,037,886)

Total distributions	$(253,683,770)	$(276,965,496)

Capital share transactions —
Reinvestment of distributions	$27,078,738	$6,517,434

Net increase in net assets from capital share transactions	$27,078,738	$6,517,434

Net decrease in net assets	$(62,114,669)	$(13,767,408)

Net Assets

At beginning of year	$1,924,015,547	$1,937,782,955

At end of year	$1,861,900,878	$1,924,015,547

Accumulated undistributed net investment income included in net assets

At end of year	$8,655	$—

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Year Ended October 31,
				Period Ended
	2010	2009	2008	October 31, 2007(1)

Net asset value — Beginning of period	$12.810	$12.940	$19.600	$19.100	(2)

Income (Loss) From Operations

Net investment income(3)	$0.138	$0.186	$0.267	$1.314
Net realized and unrealized gain (loss)	0.941	1.534	(5.077)	0.583

Total income (loss) from operations	$1.079	$1.720	$(4.810)	$1.897

Less Distributions

From net investment income	$(0.137)	$(0.187)	$(0.239)	$(1.290)
Tax return of capital	(1.542)	(1.663)	(1.611)	(0.098)

Total distributions	$(1.679)	$(1.850)	$(1.850)	$(1.388)

Offering costs charged to paid-in capital(3)	$—	$—	$—	$(0.009)

Net asset value — End of period	$12.210	$12.810	$12.940	$19.600

Market value — End of period	$11.620	$12.470	$11.900	$17.130

Total Investment Return on Net Asset Value(4)	9.26%	17.86%	(26.02)%	10.26	%(5)(6)

Total Investment Return on Market Value(4)	6.82%	24.76%	(22.15)%	(3.63	)%(5)(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,861,901	$1,924,016	$1,937,783	$2,933,710
Ratios (as a percentage of average daily net assets):
Expenses(7)	1.07%	1.07%	1.05%	1.06	%(8)
Net investment income	1.11%	1.55%	1.56%	7.27	%(8)
Portfolio Turnover	25%	45%	95%	221	%(5)

(1)	For the period from the start of business, November 30, 2006, to October 31, 2007.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)	Computed using average shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)	Not annualized.

(6)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed Diversified Equity Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a diversified portfolio of common stocks. Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing index call options with respect to a portion of its common stock portfolio.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $446,643,941 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2015 ($99,781,516), October 31, 2017 ($293,314,901) and October 31, 2018 (53,547,524).

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2   Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the years ended October 31, 2010 and October 31, 2009 was as follows:

	Year Ended October 31,
	2010	2009

Distributions declared from:
Ordinary income	$20,659,110	$27,927,610
Tax return of capital	233,024,660	249,037,886

During the year ended October 31, 2010, accumulated net realized loss was decreased by $261,854 and accumulated undistributed net investment income was decreased by $261,854 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(446,643,941)
Net unrealized appreciation	$154,091,776

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, written options contracts and distributions from REITs.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement, the fee is computed at an annual rate of 1.00% of its average daily gross assets up to and including $1.5 billion, 0.98% over $1.5 billion up to and including $3 billion and at reduced rates on daily gross assets over $3 billion, and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Fund’s investment of cash therein was credited against the Fund’s investment adviser fee. The Fund currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2010, the Fund’s investment adviser fee totaled $18,802,719 of which $15,405 was allocated from Cash Management Portfolio and $18,787,314 was paid or accrued directly by the Fund. For the year ended October 31, 2010, the Fund’s investment adviser fee, including the portion allocated from Cash Management Portfolio, was 1.00% of the Fund’s average daily gross assets. EVM also serves as administrator of the Fund, but receives no compensation.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $457,238,971 and $688,451,128, respectively, for the year ended October 31, 2010.

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

5   Common Shares of Beneficial Interest

Common shares issued pursuant to the Fund’s dividend reinvestment plan for the years ended October 31, 2010 and October 31, 2009 were 2,236,161 and 525,176, respectively.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,720,010,234

Gross unrealized appreciation	$282,331,276
Gross unrealized depreciation	(128,557,112)

Net unrealized appreciation	$153,774,164

7   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at October 31, 2010 is included in the Portfolio of Investments.

Written call options activity for the year ended October 31, 2010 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of year	9,070	$23,976,998
Options written	99,824	212,537,236
Options terminated in closing purchase transactions	(91,806)	(195,182,751)
Options expired	(9,243)	(21,856,850)

Outstanding, end of year	7,845	$19,474,633

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At October 31, 2010, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives.

The Fund generally intends to write index call options above the current value of the index to generate premium income. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying index decline. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at October 31, 2010 was as follows:

	Fair Value

Derivative	Asset Derivatives	Liability Derivatives(1)

Written options	$—	$19,827,050

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended October 31, 2010 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Written options	$(6,335,813)	$(18,848,915)

(1)	Statement of Operations location: Net realized gain (loss) – Written options.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

8   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$144,666,170	$30,084,656		$—	$174,750,826
Consumer Staples	131,415,425	81,577,138		—	212,992,563
Energy	176,742,853	44,105,758		—	220,848,611
Financials	227,281,280	83,222,567		—	310,503,847
Health Care	179,680,643	45,533,542		—	225,214,185
Industrials	147,619,340	22,758,492		—	170,377,832
Information Technology	294,666,002	9,880,718		—	304,546,720
Materials	68,825,808	2,566,116		—	71,391,924
Telecommunication Services	36,163,558	41,731,644		—	77,895,202
Utilities	55,706,364	25,568,454		—	81,274,818

Total Common Stocks	$1,462,767,443	$387,029,085	*	$—	$1,849,796,528

Short-Term Investments	$—	$23,987,870		$—	$23,987,870

Total Investments	$1,462,767,443	$411,016,955		$—	$1,873,784,398

Liability Description

Call Options Written	$(19,827,050)	$—		$—	$(19,827,050)

Total	$(19,827,050)	$—		$—	$(19,827,050)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of October 31, 2009 whose fair value was determined using Level 3 inputs.

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance
Tax-Managed Diversified Equity Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Diversified Equity Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, November 30, 2006, to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, November 30, 2006, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2010

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $39,853,426, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2010 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Eaton Vance Tax-Managed Diversified Equity Income Fund

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on August 27, 2010. The following action was taken by the shareholders:

Item 1: The election of Benjamin C. Esty, Thomas E. Faust Jr. and Allen R. Freedman as Class I Trustees of the Fund for a three-year term expiring in 2013.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld

Benjamin C. Esty	141,471,337	3,057,058
Thomas E. Faust Jr.	141,499,035	3,029,360
Allen R. Freedman	141,331,829	3,196,566

Eaton Vance Tax-Managed Diversified Equity Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (the Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, American Stock Transfer & Trust Company (AST), or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro-rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, AST, at 1-866-439-6787.

Eaton Vance Tax-Managed Diversified Equity Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Diversified Equity Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders
As of October 31, 2010, our records indicate that there are 166 registered shareholders and approximately 94,544 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETY.

Eaton Vance Tax-Managed Diversified Equity Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Tax-Managed Diversified Equity Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Tax-Managed Diversified Equity Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on various indexes. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates in recent years to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Tax-Managed Diversified Equity Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases and decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund and that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Tax-Managed Diversified Equity Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Tax-Managed Diversified Equity Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	Fund	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee and Vice President	Until 2013. 3 years. Trustee since 2007 and Vice President since 2005.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Class I Trustee	Until 2013. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Class I Trustee	Until 2013. 3 years. Trustee since 2007.	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Class II Trustee	Until 2011. 3 years. Trustee since 2005.	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Class II Trustee	Until 2011. 3 years. Trustee since 2005.	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

Helen Frame Peters 1948	Class III Trustee	Until 2012. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Eaton Vance Tax-Managed Diversified Equity Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	Fund	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Lynn A. Stout 1957	Class III Trustee	Until 2012. 3 years. Trustee since 2005.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2012. 3 years. Trustee since 2005; Chairman of the Board since 2007.	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Fund	Service	During Past Five Years

Duncan W. Richardson 1957	President	Since 2005	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.
Michael A. Allison 1964	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 23 registered investment companies managed by EVM or BMR.
Walter A. Row, III 1957	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.
Judith A. Saryan 1954	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.
Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.
Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.
Paul M. O’Neil 1953	Chief Compliance Officer	Since 2005	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

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IMPORTANT NOTICE ABOUT PRIVACY

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Investment Adviser and Administrator of
Eaton Vance Tax-Managed Diversified Equity Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Diversified Equity Income Fund
Two International Place
Boston, MA 02110

2897-12/10	CE-TMDEISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Chief Financial Officer of Aveon Group, L.P. (an investment management firm). Previously, he served as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a) —(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2009 and October 31, 2010 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/09	10/31/10

Audit Fees	$78,140	$78,140

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$10,350	$10,350

All Other Fees(3)	$2,500	$1,400

Total	$90,990	$89,890

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2009 and October 31, 2010; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/09	10/31/10

Registrant	$12,850	$11,750

Eaton Vance(1)	$280,861	$278,901

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Walter A. Row, Michael A. Allison and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments. Mr. Row is a Vice President and the Director of Equity Research at EVM and Boston Management and Research (“BMR”). He is a member of EVM’s Equity Strategy Committee, manages other Eaton Vance registered investment companies and has been an equity analyst and member of EVM’s equity research team since 1996. Mr. Allison is a Vice President of EVM and BMR and co-manages other Eaton Vance registered investment companies. He joined Eaton Vance in 2000. This information is provided as of the date of filing of this report.
The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

				Number of
				Accounts	Total Assets of
	Number	Total Assets		Paying a	Accounts Paying
	of All	of All		Performance	a
	Accounts	Accounts		Fee	Performance Fee
Walter A. Row
Registered Investment Companies	10	$10,467.2		0	$0
Other Pooled Investment Vehicles	1	$0.4		0	$0
Other Accounts	0	$0		0	$0
Michael A. Allison
Registered Investment Companies	8	$16,592.4		0	$0
Other Pooled Investment Vehicles	17	$13,175.2	*	0	$0
Other Accounts	0	$0		0	$0

*	Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets either in a registered investment company or in a separate unregistered pooled investment vehicle managed by this portfolio manager.
The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of Equity
Portfolio Manager	Securities Owned in the Fund
Walter A. Row	$1 - $10,000
Michael A. Allison	$50,001 - $100,000
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Tax-Managed Diversified Equity Income Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date: December 15, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date: December 15, 2010

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date: December 15, 2010